UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2008 (April 9, 2008)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
14111 Scottslawn Road, Marysville, Ohio 43041

  (Address of principal executive offices) (Zip Code)
(937) 644-0011

  (Registrant’s telephone number, including area code)
Not applicable

  (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Termination of Original MARP Agreement
     On April 11, 2007, The Scotts Miracle-Gro Company (the “Registrant”) and the Registrant’s wholly-owned subsidiary, The Scotts Company LLC (“Scotts LLC”), entered into a Master Accounts Receivable Purchase Agreement, dated as of April 11, 2007 (as amended by the First Amendment and Waiver, entered into as of October 22, 2007, and the Second Amendment, entered into as of November 30, 2007, the “Original MARP Agreement”), among Scotts LLC as seller, the Registrant as guarantor and LaSalle Bank National Association (“LaSalle Bank”) as purchaser. Pursuant to the Original MARP Agreement, Scotts LLC sold to LaSalle Bank, on a revolving basis, accounts receivable generated by specified account debtors, up to monthly aggregate limits specified in the Original MARP Agreement. The Original MARP Agreement had a one-year term with a stated termination date of April 10, 2008. A copy of the Master Accounts Receivable Purchase Agreement, dated as of April 11, 2007, was included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed April 17, 2007. A copy of the First Amendment to Master Accounts Receivable Purchase Agreement and Waiver, entered into as of October 22, 2007, was included as Exhibit 10(s) to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2007. A copy of the Second Amendment to Master Accounts Receivable Purchase Agreement, entered into as of November 30, 2007, was included as Exhibit 10(t) to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2007.
     On April 9, 2008, the Registrant, Scotts LLC and LaSalle Bank entered into a Termination and Release Agreement, dated as of April 9, 2008 (the “LaSalle Termination Agreement”), providing for the termination of the rights and obligations of the Registrant, Scotts LLC and LaSalle Bank under the Original MARP Agreement. Pursuant to the LaSalle Termination Agreement, on April 9, 2008, LaSalle Bank sold, assigned, transferred and conveyed to Scotts LLC all of LaSalle Bank’s right, title and interest to and under the accounts receivable outstanding under the Original MARP Agreement on that date (the “Released Receivables”). LaSalle Bank also released any and all right, title and interest that LaSalle Bank had or may have by virtue of the Original MARP Agreement in all receivables and other assets and property of Scotts LLC, including the Released Receivables. As contemplated by the LaSalle Termination Agreement, on April 9, 2008, Scotts LLC paid to LaSalle Bank: (i) $288,052,797.07, constituting payment in full of the outstanding amount of the Released Receivables; and (ii) $210,248.54, constituting all other amounts owing to LaSalle Bank under the Original MARP Agreement.
     The foregoing summary of the terms of the LaSalle Termination Agreement is qualified in its entirety by reference to the LaSalle Termination Agreement, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
     Entry into New MARP Agreement
     On April 9, 2008, Scotts LLC and the Registrant entered into a new Master Accounts Receivable Purchase Agreement, dated as of April 9, 2008 (the “New MARP Agreement”), among Scotts LLC as seller, the Registrant as guarantor and Bank of America, N.A. (“Bank of America”) as purchaser.
     Bank of America is the parent of LaSalle Bank. In addition, Bank of America serves as syndication agent and is a lender under the Amended and Restated Credit Agreement, dated as of February 7, 2007 (as amended by the First Amendment, dated as of April 10, 2007 (the “Credit Agreement”)), by and among the Registrant as “Borrower”; the Subsidiary Borrowers (as defined in the Credit Agreement and which include Scotts LLC); the several banks and other financial institutions from time to time parties to the Amended and Restated Credit Agreement (the “Lenders”): BANK OF AMERICA, N.A., as Syndication Agent; THE BANK OF TOKYO-MITSUBUSHI UFJ, LTD.; BNP PARIBAS; COBANK, ACB; BMO CAPITAL MARKETS FINANCING, INC.; LASALLE BANK N.A.; COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND,” NEW YORK BRANCH; CITICORP NORTH AMERICA, INC. and THE BANK OF NOVA SCOTIA, as Documentation Agents; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

     The New MARP Agreement provides for the sale by Scotts LLC, on a revolving basis, of account receivables generated by specified account debtors, up to the following monthly aggregate limits:
•	January — $40 million

•	February — $125 million

•	March — $275 million

•	April — $300 million

•	May — $300 million

•	June — $300 million

•	July — $200 million

•	August — $100 million

•	September — $75 million

•	October — $75 million

•	November — $30 million

•	December — $10 million
The New MARP Agreement also provides for specified account debtor sublimit amounts, which restrict the amount of receivables owed by an account debtor that can be sold to Bank of America.
     The New MARP Agreement provides that although the specified receivables will be sold to Bank of America, Bank of America has the right to require Scotts LLC to repurchase uncollected receivables if certain events occur, including the breach of any covenant, warranty or representation made by Scotts LLC with respect to such receivables. However, Bank of America does not have the right to require Scotts LLC to repurchase any uncollected receivables if nonpayment is due to the account debtor’s financial inability to pay. Scotts LLC has the right at any time to repurchase any receivables which have been sold to Bank of America pursuant to the New MARP Agreement. Bank of America will receive a discount on the adjusted amount (primarily reflecting historical dilution and potential trade credits) of the receivables purchased, which will effectively be equal to the 30-day LIBOR rate plus a margin of .80% per annum. Scotts LLC will continue to be responsible for the servicing and administration of the receivables purchased by Bank of America as agent and trustee for Bank of America.
     The New MARP Agreement contains standard representations, warranties, covenants and indemnities for transactions of this type. The Registrant is guaranteeing the obligations of Scotts LLC under the New MARP Agreement.
     The foregoing summary of the terms of the New MARP Agreement is qualified in its entirety by reference to the New MARP Agreement, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     Please see the disclosure included under the caption “Termination of Original MARP Agreement” in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K regarding the termination of the Original MARP Agreement, which disclosure is incorporated herein by reference. LaSalle Bank, which was the purchaser under the Original MARP Agreement, is a wholly-owned subsidiary of Bank of America, the purchaser under the New MARP Agreement. In addition, LaSalle Bank serves as a documentation agent and is a lender under the Credit Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure included under the caption “Entry into New MARP Agreement” in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
     On April 14, 2008, the Registrant issued a news release regarding its second quarter earnings outlook and re-affirming the full-year guidance. A copy of the news release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
               Not applicable.
(b) Pro forma financial information:

               Not applicable.
(c) Shell company transactions:
               Not applicable.
 (d) Exhibits:

Exhibit No.	Description	Location
10.1	Termination and Release Agreement, dated as of April 9, 2008, by and among The Scotts Company LLC, The Scotts Miracle-Gro Company and LaSalle Bank National Association	Filed herewith

10.2	Master Accounts Receivable Purchase Agreement, dated as of April 9, 2008, among The Scotts Company LLC as seller, The Scotts Miracle-Gro Company as guarantor and Bank of America, N.A. as purchaser	Filed herewith

99.1	News Release issued by The Scotts Miracle-Gro Company on April 14, 2008	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: April 15, 2008	By:	/s/ Vincent C. Brockman
Printed Name: Vincent C. Brockman
Title: Executive Vice President,
General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 15, 2008
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location
10.1	Termination and Release Agreement, dated as of April 9, 2008, by and among The Scotts Company LLC, The Scotts Miracle-Gro Company and LaSalle Bank National Association	Filed herewith

10.2	Master Accounts Receivable Purchase Agreement, dated as of April 9, 2008, among The Scotts Company LLC as seller, The Scotts Miracle-Gro Company as guarantor and Bank of America, N.A. as purchaser	Filed herewith

99.1	News Release issued by The Scotts Miracle-Gro Company on April 14, 2008	Filed herewith